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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 1997




                              SUNPHARM CORPORATION
             (Exact name of Registrant as specified in its charter)






          Delaware                       0-27578                F593097048
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                     Identification No.)



4651 Salisbury Road, Suite 205, Jacksonville, Florida              32256
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (904) 296-3320




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



ITEM 5.  OTHER ITEMS

         Press Release. The information set forth in the press release of the registrant dated April 3, 1997, filed as an exhibit hereto, is incorporated by reference herein.

         The press release contains forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including unfavorable laboratory or clinical development results, additional expenses resulting from such results, new regulatory or other governmental requirements and the other risks described in the registrant's publicly available SEC reports, which could cause actual results to differ materially.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)     The following documents are filed herewith as exhibits:

Exhibit
Number           Description

99.1             Press release dated April 3, 1997


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUNPHARM CORPORATION



                                   /s/ Stefan Borg
                                   Name:  Stefan Borg
                                   Title: President and Chief Executive Officer


Date: April 14, 1997


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